Exhibit 99.1

Bed Bath & Beyond Enters into Merger Agreement to Acquire The Brand House Collective

Combination expected to create a more profitable, cost efficient, customer-focused retailer

MURRAY, UT and NASHVILLE, TN – November 24, 2025 – Bed Bath & Beyond, Inc. (NYSE: BBBY) and The Brand House Collective, Inc. (Nasdaq: TBHC) today announced that they have entered into a definitive merger agreement under which Bed Bath & Beyond will acquire The Brand House Collective. Based on the companies’ respective closing stock prices on November 21, 2025, the transaction implies an equity value of approximately $26.8 million, which includes The Brand House Collective stock already held by Bed Bath & Beyond as previously disclosed and reflects an exchange ratio of 0.1993 shares of Bed Bath & Beyond common stock for each The Brand House Collective share.

“This acquisition is a big step in building a profitable, growth oriented Everything Home company. The power of this deal comes from a more efficient and productive engagement with the consumer, while extracting over $20 million in duplicate costs,” said Marcus Lemonis, Executive Chairman of Bed Bath & Beyond.

Lemonis continued, “The most valuable asset of this transaction is the talent and leadership that comes with it, giving our historical marketplace business a stronger product and consumer experience focus.”

The combination brings together Bed Bath & Beyond’s iconic home brands and digital reach with The Brand House Collective’s proven merchant-led model and store-conversion discipline. Early conversions of Bed Bath & Beyond stores have delivered double-digit sales growth shortly after reopening, demonstrating strong customer response and validating the opportunity to scale a high-conversion format across the broader fleet.

Leadership to Drive Omni-Channel Retail Expansion

Upon closing, Amy Sullivan is expected to serve as Chief Executive Officer of the newly organized Division, Beyond Retail Group, overseeing all omni-channel retail operations, including merchandising, stores, digital commerce, and customer experience, across Bed Bath & Beyond’s brands including but not limited to, Bed Bath & Beyond, buybuy BABY, Overstock and Kirkland’s Home brands.

Mr. Lemonis commented, “Amy has played a central role in leading our strategic partnership over the past year. She is the right leader for this division because she understands the customer and will execute on my standard for customer focus, brand consistency, merchandising excellence, and operational rigor across the organization.”

“Our combined entity strengthens our financial position and reaffirms our mandate to grow revenue and profit at the pace the market expects. Our focus is clear: we will put the customer at the center of every decision, differentiate our brands with intention, and accelerate customer growth and lifetime value in ways that drive meaningful revenue and sustainable profitability,” said Amy Sullivan CEO of The Brand House Collective.

Enterprise-Wide Efficiency and Cost Structure Improvement

The combined company expects to unlock at least $20 million in cost eliminations, driven by the removal of duplicated functions, overlapping systems, and operational inefficiencies across merchandising support, logistics, technology, and administrative structures. This cost-reduction plan is a core component of creating a more profitable platform and will allow the company to reinvest in growth initiatives, including high-conversion store formats, digital and omni-channel enhancements, advanced data-driven customer acquisition, and merchandising innovation.

In addition, more than 40 underperforming or non-strategic stores have been identified for closure in early 2026. These closures are intended to support bottom line improvement and inventory optimization as an element of the broader efficiency strategy.

Transaction Details

Under the terms of the merger agreement, unanimously approved by both boards, The Brand House Collective shareholders will receive 0.1993 shares of Bed Bath & Beyond common stock for each The Brand House Collective share. This exchange ratio reflects each company's volume-weighted average price over the thirty trading days prior to November 20, 2025, and provides The Brand House Collective shareholders with meaningful ownership in the combined entity.

In connection with the execution of the merger agreement, Bed Bath & Beyond has advanced $10 million under an existing delayed draw term loan facility with The Brand House Collective to fund store conversions, accelerate omnichannel inventory procurement and support operations.

Prior to and as a condition of the closing, the parties have agreed to use commercially reasonable efforts to amend or refinance The Brand House Collective’s existing credit facility with Bank of America.

The transaction is expected to close in Q1 2026, subject to The Brand House Collective shareholder approval, including the affirmative vote of a majority of the votes cast by disinterested shareholders, and other customary closing conditions including lender consent from Bank of America. Bed Bath & Beyond presently holds approximately 40% of the outstanding shares of The Brand House Collective and under the merger agreement has agreed to support and vote to approve the proposed transaction.

Latham & Watkins LLP is serving as Bed Bath & Beyond’s legal advisor. Investment banking firm Consensus (www.consensusadvisors.com) is serving as financial advisor to The Brand House Collective, and Bass, Berry & Sims PLC is serving as The Brand House Collective's legal advisor.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon current expectations and include all statements that are not historical statements of fact and those regarding the intent, belief or expectations, including, without limitation, statements that are accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “see,” “seek,” “target,” “will,” “would” or other similar words, phrases or expressions and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, timing of closing of the transaction, integration and transition plans, expected benefits of the transaction and synergies, changes in management, refinancing of The Brand House Collective’s credit facility, opportunities and anticipated future performance. These forward-looking statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond the control of the parties to the proposed transaction. Future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. Many risks and uncertainties could affect actual results and cause these statements to vary materially from the expectations contained in the forward-looking statements.

These risks and uncertainties include, among other things: the timing and likelihood of, and any conditions or requirements imposed in connection with, obtaining required shareholder or regulatory approval of the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the expected benefits of the proposed transaction); the possibility that the closing conditions to the proposed transaction may not be satisfied or waived; delays in closing the proposed transaction or the possibility of non-consummation of the proposed transaction; the risk that expected benefits, synergies and growth opportunities of the proposed transaction may not be achieved in a timely manner or at all; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; risks associated with the terms of the debt financing incurred in connection with the proposed transaction; the occurrence of any event that could give rise to termination of any of the documents related to the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; the risk that Bed Bath & Beyond and The Brand House Collective will be unable to retain or hire key personnel; the ability to successfully integrate The Brand House Collective’s business with Bed Bath & Beyond following the closing of the proposed transaction; and the risk that disruption from the proposed transaction may adversely affect Bed Bath & Beyond’s and The Brand House Collective’s business and their respective relationships with customers, vendors or employees. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to both Bed Bath & Beyond’s and The Brand House Collective’s filings with the Securities and Exchange Commission (the “SEC”). Except as required by law, neither Bed Bath & Beyond nor The Brand House Collective undertake any obligation to update forward-looking statements made to reflect new information, subsequent events, or circumstances.

About Bed Bath & Beyond, Inc.

Bed Bath & Beyond, Inc. (NYSE:BBBY), based in Murray, Utah, is an ecommerce-focused retailer with an affinity model that owns or has ownership interests in various retail brands, offering a comprehensive array of products and services that enable its customers to enhance everyday life through quality, style, and value. Bed Bath & Beyond, Inc. currently owns Bed Bath & Beyond, Overstock, buybuy BABY, and now Kirkland’s Home, as well as other related brands and websites and a blockchain asset portfolio inclusive of tZERO, GrainChain, and other assets. Bed Bath & Beyond, Inc. regularly posts information and updates on its Newsroom and Investor Relations pages on its website, bedbathandbeyond.com.

About The Brand House Collective, Inc.

The Brand House Collective, Inc., formerly Kirkland's Inc., is a multi-brand merchandising, supply chain and retail operator, managing a portfolio of iconic home and family brands including Kirkland's Home and Bed Bath & Beyond Inc.'s Bed Bath & Beyond Home, Bed Bath & Beyond, buybuy BABY, and Overstock. Currently operating more than 300 stores across 35 states as well as e-commerce sites, www.kirklands.com and www.bedbathandbeyondhome.com. The Brand House Collective offers distinctive brand experiences providing curated, high-quality product assortments for every room, every moment, and for every budget. More information can be found at www.kirklands.com.

Additional Information and Where to Find It

In connection with the proposed transaction, Bed Bath & Beyond expects to file with the SEC a registration statement of Bed Bath & Beyond on Form S-4 (the “registration statement”) that will include a proxy statement of The Brand House Collective that will also constitute a prospectus of Bed Bath & Beyond (the “proxy statement / prospectus”). After the registration statement is declared effective by the SEC, The Brand House Collective expects to mail a definitive proxy statement / prospectus to its shareholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement / prospectus or registration statement or for any other document that Bed Bath & Beyond or The Brand House Collective may file with the SEC and send to The Brand House Collective’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BED BATH & BEYOND AND THE BRAND HOUSE COLLECTIVE ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT, PROXY STATEMENT / PROSPECTUS AND OTHER RELEVANT INFORMATION FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BED BATH & BEYOND, THE BRAND HOUSE COLLECTIVE,THE PROPOSED TRANSACTION AND RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. The registration statement and other documents filed by Bed Bath & Beyond with the SEC may be obtained free of charge at Bed Bath & Beyond’s website at https://investors.beyond.com. These documents may also be obtained free of charge from Bed Bath & Beyond by requesting them by mail at Attention: Investor Relations, Bed Bath & Beyond, Inc., 433 W. Ascension Way, 3rd Floor, Murray, Utah 84123, or by telephone at (801) 947-3100. The proxy statement / prospectus and other documents filed by The Brand House Collective with the SEC may be obtained free of charge at The Brand House Collective’s website at https://ir.kirklands.com. These documents may also be obtained free of charge from The Brand House Collective by requesting them by mail at Investor Relations by mail at Attention: Investor Relations, The Brand House Collective, Inc., 5310 Maryland Way, Brentwood, Tennessee 37027. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement / prospectus (if and when available) and other documents containing important information about the proposed transaction once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Bed Bath & Beyond and The Brand House Collective and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Bed Bath & Beyond’s directors and executive officers is available in Bed Bath & Beyond’s proxy statement for Bed Bath & Beyond’s 2025 annual meeting of shareholders filed with the SEC on March 28, 2025 on Schedule 14A. Information about The Brand House Collective’s directors and executive officers is available in The Brand House Collective’s proxy statement for The Brand House Collective’s 2025 annual meeting of shareholders filed with the SEC on June 30, 2025 on Schedule 14A. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement / prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, the Company will file a registration statement on Form S-4 that will include a proxy statement of The Brand House Collective and will also constitute a prospectus of Bed Bath & Beyond. INVESTORS AND SECURITY HOLDERS OF BED BATH & BEYOND AND THE BRAND HOUSE COLLECTIVE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Bed Bath & Beyond, Inc. Contact:
ir@beyond.com
pr@beyond.com

The Brand House Collective, Inc. Contact:

TBHC@icrinc.com

media@brandhouseco.com